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                                                                    EXHIBIT 15.3

                             [CHINESE CHARACTERS]
                               JUN HE LAW OFFICES
                        Shanghai Kerry Centre, 32nd Floor
              1515 West Nanjing Road, Shanghai 200040, P. R. China
                 Tel.: (86-21) 5298-5488 Fax: (86-21) 5298-5492
                            E-mail: junhesh@junhe.com
                             Homepage: www.junhe.com
                                                                July 12, 2007

Linktone Ltd.
5th Floor, Eastern Tower
689 Beijing East Road
Shanghai 200001
People's Republic of China

Dear Sirs,

LINKTONE LTD.

We have acted as legal advisors as to the laws of the People's Republic of China to Linktone Ltd., an exempted company incorporated with limited liability in the Cayman Islands (the "COMPANY"), in connection with the filing by the Company with the United States Securities and Exchange Commission of an annual report on Form 20-F for the year ended December 31, 2006.

We hereby consent to the reference of our name under the heading "Enforcement of Civil Liabilities" in the Form 20-F.

Yours faithfully,

/s/ Jun He Law Offices

Jun He Law Offices

Contact:  Adam Li
Direct Tel: (86-21) 5298-6047
Email: liqi@junhe.com

              [LOGO]

        BEIJING HEAD OFFICE
        China Resources Building
        20th Floor
        Beijing 100005
        P. R. China
        Tel.: (86-10) 8519-1300
        Fax: (86-10) 8519-1350
        E-mail: junhebj@junhe.com

        SHANGHAI OFFICE
        Shanghai Kerry Centre
        32nd Floor
        1515 West Nanjing Road
        Shanghai 200040
        P.R.China
        Tel.:(86-21)5298-5488
        Fax: (86-21)5298-5492
        E-mail: junhesh@junhe.com

        SHENZHEN OFFICE
        Shenzhen Development
        Bank Tower Suite 20-C
        5047 East Shennan Road
        Shenzhen 518001
        P.R.China
        Tel.:(86-755) 2587-0765
        Fax: (86-755) 2587-0780
        E-mail: junhesz@junhe.com

        DALIAN OFFICE
        Chinabank Plaza
        Room F, 16th Floor
        No. 17 Renmin Road
        Dalian 116001
        P. R. China
        Tel.: (86-411) 8250-7578
        Fax: (86-411) 8250-7579
        E-mail: junhedl@junhe.com

        HAIKOU OFFICE
        Nanyang Building
        Suite 1107
        Haikou 570105
        P. R. China
        Tel.: (86-898) 6851-2544
        Fax: (86-898) 6851-3514
        E-mail: junhehn@junhe.com

        NEW YORK OFFICE
        36W. 44th Street,
        Suite 914 New York,
        NY10036, U.S.A.
        Tel.: (1-212) 703-8702
        Fax: (1-212) 703-8720
        E-MAIL: junheny@junhe.com

        HONG KONG OFFICE
        Suite 2208,
        22nd Floor, Jardine House
        1 Connaught Place, Central
        Hong Kong
        Tel.: (852) 2167-0000
        Fax: (852) 2167-0050
        E-mail: junhehk@junhe.com